NORWEST AUTO TRUST
                                      96-A
                              Servicer Certificate


Distribution Date:                                    4/15/97
Collection Period:                           3/1/97 - 3/31/97
Deposit Date:                                         4/14/97
Determination Date:                                   4/11/97
Transfer Date:                                        4/15/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.






I. Collection Account Summary

           A.  Available Funds:
               Available Interest ...............................                 6,950,212.14
               Available Principal ..............................                45,398,081.05
               Reserve Account Transfer Amount ..................                         0.00
               Certificate Interest Shortfall Amount ............                         0.00
                                                                                 -------------

             Total Available Funds ..............................                52,348,293.19
                                                                                 =============

           B.  Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances .........                         0.00
               Basic Servicing Fee ..............................                   738,822.22
               Noteholders' Interest Distributable Amount .......                 4,092,216.09
               Noteholders' Principal Distributable Amount ......                45,528,453.23
               Certificateholders' Interest Distributable Amount                    181,681.78
               Certificateholders' Principal Distributable Amount                         0.00
               Deposits to Reserve Fund .........................                 1,807,119.87
                                                                                 -------------

             Total Amounts Payable on Distribution Date .........                52,348,293.19
                                                                                 =============

II. Collected Funds

             Available Interest
                Interest Collections .....................................       6,950,212.14
               Advances made by Servicer less outstanding
                 advances reimbursed .....................................               0.00
                                                                                -------------
                                                                                 6,950,212.14

             Available Principal
               Scheduled Principal .......................................      26,012,029.83
               Prepaid Principal .........................................      19,365,357.68
               Net Liquidation Proceeds ..................................               0.00
               Repurchase Amount allocable to principal ..................          20,693.54
               Forced Placed Insurance Advances ..........................               0.00
                                                                                -------------
                                                                                45,398,081.05
                                                                                -------------
             Total Collected Funds .......................................      52,348,293.19
                                                                                =============


III.  Liquidation Proceeds
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable .......               0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation ...............................................               0.00
                                                                                -------------

             Net Liquidation Proceeds ....................................               0.00
                                                                                =============


III. Calculation of Advances

             Current Month Servicer Advance ..............................               0.00
             Reimbursement of Prior Month's Servicer Advance .............               0.00
                                                                                -------------

             Net Servicer Advance ........................................               0.00
                                                                                =============



IV. Calculation of Principal Distribution Amount

             Available Principal .........................................      45,398,081.05
             Charged Off Balances ........................................         130,372.18
                                                                                -------------

             Total Principal Distribution Amount .........................      45,528,453.23
                                                                                =============


V. Calculation of Servicing Fees
             Pool Balance as of the first day of the
                    Collection Period .....................................    886,586,662.82

             Servicing Fee Rate ...........................................               .0008333
                                                                              ----------------

             Servicing Fee ................................................        738,822.22
                                                                              ================


VI. Purchases

             Receivables purchased during Collection Period
             Loan Number ..................................................   Receivable Balance
---------------------------------------------------------------------------     ----------------
                                                                 8723001557            1,573.97
                                                                 6992099425            2,411.67
                                                                 8855205408            4,311.08
                                                                 8838802192            7,529.86
                                                                 1700275843            4,866.96
                                                                                ----------------
                                                                                      20,693.54

VII. Additional Receivables Information

             Beginning Pool Balance .......................................     886,586,662.82
             Ending Pool Balance ..........................................     841,058,209.59

             Beginning Number of Receivables ..............................         107,837
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases           2,930
             Ending Number of Receivables .................................         104,907

             Initial Weighted Average Maturity ............................Not available
             Current Weighted Average Maturity ............................Not available

             Initial Weighted Average Contract Rate .......................               9.79%
             Current Weighted Average Contract Rate .......................               9.79%

PERFORMANCE INFORMATION

VIII. Delinquency Ratio

             Principal Balance of Receivables 60 or more
             days delinquent ......................................              4,719,129.58

             Pool Balance as of the end of the
              Collection Period ...................................            841,058,209.59

             Delinquency Ratio ....................................                      0.56%
                                                                               ==============


IX. Average Delinquency Ratio

             Delinquency Ratio - Current Collection Period ........                     0.56%

             Delinquency Ratio - preceding Collection Period ......                     0.51%

             Delinquency Ratio - second preceding Collection Period                     0.43%
                                                                               --------------

             Average Delinquency Ratio ............................                     0.50%
                                                                               ==============


X. Aggregate Net Loss

             Principal charged off during Collection Period .......               130,372.18

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period ..................                89,634.56
                                                                              --------------

             Net Loss for Collection Period .......................                40,737.62
                                                                              ==============


XI. Net Loss Ratio

             Aggregate Net Losses for Collection Period ...........               40,737.62

             Average Pool Balance for Collection Period ...........          863,822,436.21

             Net Loss Ratio .......................................                    0.00%
                                                                             ==============

XII. Average Net Loss Ratio

             Net Loss Ratio - current Collection Period ...........                    0.00%

             Net Loss Ratio - preceding Collection Period .........                    0.01%

             Net Loss Ratio - second preceding Collection Period ..                    0.00%
                                                                              --------------

             Average Net Loss Ratio ...............................                    0.00%
                                                                               ==============


CREDIT ENHANCEMENT INFORMATION

XIII. Reserve Fund Information

             Beginning Balance ...................                            28,275,530.15
             Deposit to the Reserve Fund .........                             1,807,119.87
             less:  Transfer to Collection Account                                     0.00
                      Release to Seller ..........                             2,748,258.21
                                                                              -------------

             Ending Balance ......................                            27,334,391.81
                                                                              =============

             Required Balance ....................                            27,334,391.81
                                                                              =============


             Certificate Interest Reserve Amount .                               545,045.33
                                                                              =============


IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 8th day of April 1997.


                           NORWEST BANK MINNESOTA, N.A.
                           as Servicer

                           By:  Marianna C. Stershic
                           Name: Marianna C. Stershic